SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 2007

                   Universal Stainless & Alloy Products, Inc.
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             (Exact name of registrant as specified in its charter)

             Delaware                   000-25032          25-1724540
   ----------------------------         --------------     -------------------
   (State or other jurisdiction         (Commission        (IRS Employer
     of incorporation)              File Number)           Identification No.)


                600 Mayer Street, Bridgeville, Pennsylvania 15017
     --------------------------------------------------------- -------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

     On November 5, 2007, Universal Stainless and Alloy Products, Inc. issued a press release regarding a new five-year collective bargaining agreement covering the hourly employees at the Company's Dunkirk Specialty Steel facility. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

           (d)  Exhibits

            99.1 Press Release dated November 5, 2007


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                    By: /s/ Paul A. McGrath
                                       ----------------------------------------
                                        Vice President of Administration,
                                        General Counsel and Corporate Secretary

Dated:  November 5, 2007